(THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC        QUARTERLY REPORT         JUNE 30, 2006

DEAR FELLOW SHAREHOLDERS:

     To put it bluntly, our strategy did not fare well in the June quarter. The overall environment was bad and our performance was worse. We're not saying we did anything out of the ordinary to invite it, but the bottom line is the Brandywine Funds took some lumps in the June-quarter downdraft.

     Brandywine Fund declined 5.24 percent in the quarter, compared to declines in the Russell 3000 and Russell 3000 Growth Indexes of 1.98 and 4.22 percent. Brandywine Blue Fund backtracked 4.31 percent as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes declined 1.44, 1.66 and 3.90 percent.

     When our strategy is out of sync, stock prices gen-erally are moving for reasons other than individual-company fundamentals. We saw ample evidence of that kind of disconnect in the June quarter. Companies representing 85 percent of the assets in the Brandywine Funds and other Friess-managed portfolios met or exceeded earnings estimates in their most recent quarter, yet 79 percent of the stocks from that group ended the quarter down from the market's high on May 9.

     The good news is the environment improved toward the end of the quarter, bringing various segments of the market back from correction territory. The positive change that began taking shape in the late days of the quarter also helped the Brandywine Funds maintain year-to-date leads over their benchmarks.

     Brandywine grew 3.57 percent in the first six months of 2006 as the Russell 3000 Index gained 3.23 percent and the Russell 3000 Growth Index declined 0.32 percent. Brandywine Blue posted a 2.94 percent year-to-date return through June. The S&P 500 and Russell 1000 Indexes gained 2.71 and 2.76 percent, while the Russell 1000 Growth Index declined 0.93 percent.

     Although declines reached most sectors in the June quarter, the technology sector was among the hardest hit. Jitters existed from the start of the quarter in the wake of Microsoft's announcement that the launch of its first major upgrade in five years, Vista, would be delayed until January. The delay pushes replacement demand out past year-end budget deadlines and holiday shopping, which typically help make the December quarter seasonally strong. About a month after announcing the delay, Microsoft reported a big increase in internal spending.

     Meanwhile, broader concerns surfaced on what many investors perceived as mixed signals from the Fed. Given the news from the world's largest software maker and the growing economic uncertainty, investors questioned corporate and consumer appetites for technology purchases. The tech-heavy Nasdaq Composite fell over 7 percent in the June quarter.

     Technology holdings represented the largest percentages of assets in Brandywine and Brandywine Blue. They were also the most significant performance detractors - in most instances despite solid individual earnings results. For example, Analog Devices and Cisco Systems, significant detractors in both Funds, exceeded April-quarter expectations with 32 and 26 percent earnings growth, respectively.

     Health-care companies played a less pronounced role in the Brandywine Funds relative to benchmarks, but they were still notable performance detractors.

                                   Brandywine          Brandywine Blue
  Cumulative Total Return           % Change              % Change
  -----------------------          ----------          ---------------
  Quarter                           -5.24                  -4.31
  One Year                          14.10                  10.22
  Five Years                        22.62                  30.94
  Ten Years                        126.97                 139.18
  Inception                      1,251.64*<F1>            628.06**<F2>

  Annualized Total Return
  -----------------------
  Five Years                         4.16                   5.54
  Ten Years                          8.54                   9.11
  Inception                         13.54*<F1>             13.69**<F2>

  *<F1>  12/30/85      **<F2>  1/10/91

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results.  The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

     Health insurers, which represented the bulk of each Fund's health-care exposure at the beginning of the quarter, were the main culprits.

     News of an SEC inquiry into past stock option-issuing practices at UnitedHealth Group set an uncomfortable tone. Investors then extrapolated reason for worry from Aetna's rising medical cost ratio. By the time Cigna commented on potential for a more competitive environment, investors were throwing in the towel on the entire group. Given the shift in sentiment, we sold all three companies from Brandywine and Brandywine Blue during the quarter to redeploy assets into companies free from such headwinds.

     Another uptick in energy prices was among the macro distractions that occupied the market's attention in the June quarter, helping maintain interest in energy-related companies as enthusiasm waned in most other areas. Plus, some companies, including Weatherford International and Baker Hughes (common to both Funds), posted results that proved too strong to ignore. As a result, holdings from the energy sector contributed most to performance. Weatherford International and Baker Hughes beat March-quarter estimates with 93 and 75 percent earnings growth.

     Companies from the industrial sector represented the next greatest positive influence on quarterly results. Holdings such as McDermott International (Brandywine), Cooper Industries (Brandywine Blue) and Carpenter Technology (Brandywine) were swept into the downturn only to restart new upward trends as investors grew more apt to consider fundamentals late in the quarter. All three companies topped estimates in their most recent quarter, with year-over-year earnings growth ranging from 24 to 206 percent.

     Select consumer-related holdings also helped the cause even as benchmarks showed weak performance for the consumer discretionary sector. Kohl's was a top contributor in both Funds, while AnnTaylor Stores made a strong showing in Brandywine.

     For more information on the companies that influenced June-quarter performance the most, please see "Roses & Thorns" on pages 4 and 9.

     We're thrilled to report that in June Friess Researcher Nate Dougall returned safely from a year-long tour of duty in Iraq. We look forward to welcoming him back full-time in August after he's taken some well-deserved R&R. Nate's willingness to put himself at risk to protect and promote the freedom we all enjoy speaks volumes about the character and attitude that have made him a valued teammate here for more than nine years. Thank you, Nate, and welcome home!

     We're also excited to report that Ashee Bhan rejoined the Friess research team in early July after spending six years picking stocks for the hedge fund firm Seamark Capital, where he was a senior analyst. Ashee worked three years at Friess before joining Seamark, positioning him to hit the ground running. He is a graduate of Swarthmore College and a candidate for the Chartered Financial Analyst designation.

     Although a lot can happen in three months, each quarter is only a small part of a long-term investment plan. Nothing here broke down in the June quarter. Fear of the unknown just became the market mover of the day. Eventually, however, today's unknown becomes tomorrow's common knowledge, prompting investors to again take their cues from the ultimate influence on stock prices over the long haul: individual-company fundamentals.

     Thanks for your continued confidence!

/s/ Bill D'Alonzo

Bill D'Alonzo
Brandywine Funds President                            July 7, 2006

NEW BOARD MEMBER...

     After an extensive search, we're pleased to announce that the Brandywine Funds Board of Directors selected Thomas D. Wren to fill the independent director vacancy left by the departure of Marvin "Skip" Schoenhals. As an accomplished financial expert and former regulator, Tom promises to be a valuable addition.

     Tom served as Treasurer of MBNA Corporation and its MBNA America Bank subsidiary from July 1995 through January 2006. His responsibilities included all aspects of investment and funding for the $160 billion credit-card bank operating in Canada, Ireland, Spain, England and the U.S. Tom served on the public company's management, credit policy, pension, community reinvestment and asset-liability committees. He was also secretary and principal presenter to the finance and loan committee.

     Prior to MBNA, Tom was Executive Vice President and Chief Investment and Funding Officer at the $33 billion, New England-based Shawmut National Bank. Tom also spent 18 years in various bank regulatory positions with the Office of the Comptroller of the Currency.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

     1.   Weatherford International Ltd.                            +128.1%
     2.   Oracle Corp.                                                +8.8%
     3.   Kohl's Corp.                                                +9.4%
     4.   Cisco Systems Inc.                                          -1.5%
     5.   Precision Castparts Corp.                                  +59.7%
     6.   Fisher Scientific International Inc.                       +11.4%
     7.   Hewlett-Packard Co.                                         +0.4%
     8.   Baker Hughes Inc.                                           +7.4%
     9.   Comcast Corp.                                               +1.9%
    10.   Harris Corp.                                                +5.2%

                                EARNINGS GROWTH

                         YOUR COMPANIES             25%
                         S&P 500                    12%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2006

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     35.1%

                                    MID CAP
                           $2 billion to $10 billion
                                     50.8%

                                   SMALL CAP
                                below $2 billion
                                     11.2%

                                      CASH
                                      2.9%

                            TOP TEN INDUSTRY GROUPS

Oil & Gas Equipment & Services (9.6%)
Communications Equipment(8.9%)
Semiconductors (7.8%)
Aerospace & Defense (5.9%)
Systems Software (5.2%)
Department Stores (4.6%)
Computer Hardware (3.9%)
Life Sciences Tools & Services (3.9%)
Steel (3.6%)
Apparel Retail(3.2%)
All Other Industry Groups (40.5%)
Cash (2.9%)

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                             $ GAIN
  BIGGEST $ WINNERS       (IN MILLIONS)    % GAIN    REASON FOR MOVE
  -----------------       -------------    ------    ---------------

      McDermott
 International, Inc.          $15.9         25.2     March-quarter earnings tripled to $0.63 per share, beating estimates by 91 percent. Backlogged orders climbed at the company's J. Ray division as energy producers invested in subsea infrastructure products to help tap new reserves.
                                                     The company's Babcock & Wilcox division recently emerged from bankruptcy, contributing to 47 percent revenue growth and creating new opportunities related to coal production.

     Kohl's Corp.             $15.8         9.4      April-quarter earnings grew 33 percent, topping estimates. The department store operator is increasing the number of exclusive brands it carries, helping drive foot traffic and expand profit margins. With a goal of opening
                                                     500 stores over the next five years, Kohl's continues to differentiate itself from other department store chains through off-mall locations, unique store formats and high in-stock inventory.

     Weatherford
  International Ltd.          $15.8         8.5      March-quarter earnings grew 93 percent, beating estimates.  Management raised forward guidance due to solid spending trends for the company's high-
                                                     technology oil and gas well drilling services. Weatherford's recent acquisition of Precision Drilling provides an opportunity to increase revenues per well drilled, and the company's spending on new technologies is creating a higher-margin product mix.

     Oracle Corp.             $11.2         5.8      The developer of database management systems and enterprise software topped
                                                     March-quarter earnings estimates.  Year-over-year software licensing growth jumped 56 percent. Following a string of niche acquisitions, Oracle is reaping the benefits of its newfound ability to deliver increased functionality and end-to-end product solutions to customers.

  Fisher Scientific
  International Inc.          $11.1         7.3      The laboratory equipment maker announced it would merge with Thermo Electron later this year, sending shares and analysts' earnings estimates higher.
                                                     Fisher's consumable products such as lab disposables and reagent kits are strategic counterparts to Thermo Electron's instrumentation products and services, allowing the combined company to offer an expanded product line to a larger customer base.

                             $ LOSS
   BIGGEST $ LOSERS       (IN MILLIONS)    % LOSS    REASON FOR MOVE
   ----------------       -------------    ------    ---------------

  Cemex S.A. de C.V.          $30.1         19.9     The world's third largest cement maker lost ground on worries that rising rates in the U.S. would slow growth and curb demand for construction materials. Additional volatility related to the unknown outcome of the closest ever presidential election for Mexico clouded the outlook. Your team sold
                                                     Cemex during the quarter.

     Cigna Corp.              $24.2         14.4     March-quarter earnings beat estimates by 12 percent. However, rising medical cost ratios indicative of a more competitive environment for health insurers were exacerbated by an SEC inquiry into the options practices at UnitedHealth
                                                     Group. While our trade checks confirmed firm pricing, we sold the stock as these issues overshadowed individual company fundamentals and created a headwind.

 Analog Devices, Inc.         $19.3         16.1     The maker of integrated circuits used in myriad electronics products came under pressure when it was named a target of a broad-based U.S. government probe into backdating stock option grants. We continue to hold shares as management remains highly focused on continuing to improve focus and profitability, including its handset digital signal processing business that was previously a drag on results. April-quarter earnings grew 32 percent, beating estimates.

  Cisco Systems Inc.          $19.0         9.9      April-quarter earnings jumped 26 percent, topping estimates by 12 percent.
                                                     Shares retraced on management's conservative outlook due to broad economic factors and its focus on the approaching seasonally slow October quarter. Our research confirms upside associated with an expanding portfolio of advanced technologies, the latest being the addition of digital video with the acquisition of Scientific-Atlanta. Also, Cisco's core business, high-end routers, achieved a growth rate of above 20 percent year-over-year.

     Florida Rock
   Industries, Inc.           $18.2         18.2     The maker of ready-mix cement grew March-quarter earnings 77 percent, beating estimates by 37 percent. Your team sold Florida Rock on concerns that a slowdown in residential building in the Florida and District of Columbia markets had the potential to offset recent strength in commercial markets.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2006
                                  (Unaudited)

   SHARES                                            COST        VALUE (B)<F4>
   ------                                            ----        -------------

COMMON STOCKS - 97.1% (A)<F3>

CONSUMER DISCRETIONARY

               APPAREL RETAIL-3.2%
   2,120,500   AnnTaylor Stores Corp.           $   81,161,289  $   91,987,290
     417,700   Children's Place
                 Retail Stores, Inc.                24,980,480      25,082,885
     316,800   Christopher & Banks Corp.             8,245,317       9,187,200
     173,100   Too Inc.                              5,392,063       6,645,309

               APPAREL, ACCESSORIES & LUXURY GOODS-0.5%
     401,200   Gildan Activewear Inc.               16,211,648      18,856,400

               BROADCASTING & CABLE TV-3.0%
   3,746,300   Comcast Corp.                       120,348,215     122,653,862

               DEPARTMENT STORES-4.6%
   3,129,600   Kohl's Corp.                        169,173,415     185,021,952
     133,000   Nordstrom, Inc.                       4,846,121       4,854,500

               HOMEFURNISHING RETAIL-0.3%
     591,000   Select Comfort Corp.                 15,722,030      13,575,270

               INTERNET RETAIL-0.1%
      94,000   Nutri/System, Inc.                    5,546,621       5,840,220

               LEISURE PRODUCTS-0.4%
     395,100   Pool Corp.                           16,481,328      17,238,213
                                                --------------  --------------
               TOTAL CONSUMER DISCRETIONARY        468,108,527     500,943,101

               THIS SECTOR IS 7.0% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

               DRUG RETAIL-1.3%
   1,713,700   CVS Corp.                            48,017,098      52,610,590
                                                --------------  --------------
               TOTAL CONSUMER STAPLES               48,017,098      52,610,590

               THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

ENERGY

               COAL & CONSUMABLE FUELS-0.0%
      89,500   Alpha Natural Resources, Inc.         1,849,043       1,755,990

               OIL & GAS DRILLING-0.0%
      47,500   Hercules Offshore, Inc.               1,708,358       1,662,500

               OIL & GAS EQUIPMENT & SERVICES-9.6%
   1,698,900   Baker Hughes Inc.                   129,456,314     139,054,965
     156,400   NS Group, Inc.                        7,229,305       8,614,512
     227,600   Oceaneering International, Inc.       7,158,859      10,435,460
     667,800   Oil States International, Inc.       26,890,347      22,892,184
     338,000   Superior Energy Services, Inc.        4,746,265      11,458,200
     120,300   Warrior Energy Service Corp.          2,827,050       2,926,899
   4,085,000   Weatherford International Ltd.       88,879,742     202,697,700

               OIL & GAS EXPLORATION & PRODUCTION-0.1%
     404,600   Petrohawk Energy Corp.                4,696,021       5,097,960

               OIL & GAS STORAGE & TRANSPORTATION-0.9%
   1,608,500   OMI Corp.                            30,461,050      34,824,025
                                                --------------  --------------
               TOTAL ENERGY                        305,902,354     441,420,395

               THIS SECTOR IS 44.3% ABOVE YOUR FUND'S COST.

FINANCIALS

               ASSET MANAGEMENT & CUSTODY BANKS-2.3%
   2,903,700   Bank of New York Company, Inc.      102,911,336      93,499,140

               REAL ESTATE MANAGEMENT & DEVELOPMENT-1.7%
   2,508,500   CB Richard Ellis Group, Inc.         68,337,983      62,461,650

               THRIFTS & MORTGAGE FINANCE-3.2%
     807,700   MGIC Investment Corp.                54,664,336      52,500,500
   1,788,300   The PMI Group, Inc.                  80,389,980      79,722,414
                                                --------------  --------------
               TOTAL FINANCIALS                    306,303,635     288,183,704

               THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

HEALTH CARE

               HEALTH CARE EQUIPMENT-1.6%
     915,800   Beckman Coulter, Inc.                48,628,898      50,872,690
     661,500   Cytyc Corp.                          16,704,660      16,775,640

               HEALTH CARE FACILITIES-1.0%
     514,500   Manor Care, Inc.                     23,655,783      24,140,340
     624,700   Psychiatric Solutions, Inc.          19,294,597      17,903,902

               HEALTH CARE SERVICES-2.0%
   1,506,000   DaVita, Inc.                         86,647,821      74,848,200
     131,600   Express Scripts, Inc.                 9,459,934       9,440,984
     200,600   inVentiv Health Inc.                  5,239,333       5,773,268

               HEALTH CARE SUPPLIES-1.8%
   1,174,800   DENTSPLY International Inc.          69,337,370      71,192,880
      98,100   West Pharmaceutical
                 Services, Inc.                      3,416,657       3,559,068

               HEALTH CARE TECHNOLOGY-0.8%
   1,221,200   IMS Health Inc.                      30,243,555      32,789,220

               LIFE SCIENCES TOOLS & SERVICES-3.9%
   2,218,700   Fisher Scientific
                 International Inc.                145,491,681     162,076,035

               MANAGED HEALTH CARE-0.5%
     435,600   Health Net Inc.                      19,137,709      19,676,052

               PHARMACEUTICALS-1.1%
   1,411,200   Endo Pharmaceuticals
                 Holdings Inc.                      42,274,288      46,541,376
                                                --------------  --------------
               TOTAL HEALTH CARE                   519,532,286     535,589,655

               THIS SECTOR IS 3.1% ABOVE YOUR FUND'S COST.

INDUSTRIALS

               AEROSPACE & DEFENSE-5.9%
     525,000   Armor Holdings, Inc.                 20,278,544      28,785,750
     639,300   DynCorp International Inc.            9,594,536       6,635,934
     138,000   Esterline Technologies Corp.          4,997,027       5,739,420
   2,719,200   Precision Castparts Corp.           101,776,550     162,499,392
     695,000   Rockwell Collins, Inc.               36,611,141      38,829,650

               AIRLINES-0.5%
     787,500   SkyWest, Inc.                        18,492,411      19,530,000

               BUILDING PRODUCTS-0.2%
     248,700   Goodman Global, Inc.                  5,201,799       3,775,266
      96,000   Griffon Corp.                         2,480,304       2,505,600

               CONSTRUCTION & ENGINEERING-1.1%
     232,200   Granite Construction Inc.            10,733,533      10,511,694
     373,400   Infrasource Services Inc.             6,534,563       6,799,614
   1,287,100   Quanta Services, Inc.                20,449,264      22,305,443
     117,300   Washington Group
                 International, Inc.                 6,043,669       6,256,782

               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-1.2%
     168,600   Manitowoc Company, Inc.               3,234,832       7,502,700
   1,005,000   Trinity Industries, Inc.             42,354,735      40,602,000

               DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES-0.2%
     145,400   Mobile Mini, Inc.                     4,078,044       4,254,404
     187,200   Navigant Consulting, Inc.             3,806,144       4,240,080

               ELECTRICAL COMPONENTS & EQUIPMENT-0.8%
     383,900   AMETEK, Inc.                         12,951,462      18,189,182
     300,600   Thomas & Betts Corp.                  9,262,410      15,420,780

               ENVIRONMENTAL & FACILITIES SERVICES-0.5%
     198,900   Clean Harbors, Inc.                   5,601,247       8,017,659
     363,500   Waste Connections, Inc.              12,526,446      13,231,400

               INDUSTRIAL CONGLOMERATES-1.9%
   1,735,200   McDermott International, Inc.        30,045,271      78,899,544

               INDUSTRIAL MACHINERY-0.3%
     186,600   Gardner Denver Inc.                   4,214,473       7,184,100
     373,100   Mueller Water Products, Inc.          5,855,552       6,495,671

               MARINE-0.4%
     440,800   Eagle Bulk Shipping Inc.              6,147,650       6,281,400
     246,000   Kirby Corp.                           8,868,798       9,717,000

               TRADING COMPANIES & DISTRIBUTORS-0.9%
   1,168,100   United Rentals, Inc.                 24,307,030      37,355,838
                                                --------------  --------------
               TOTAL INDUSTRIALS                   416,447,435     571,566,303

               THIS SECTOR IS 37.2% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

               APPLICATION SOFTWARE-0.9%
     284,000   Jack Henry & Associates, Inc.         5,283,380       5,583,440
   1,008,280   Parametric Technology Corp.          15,718,310      12,815,239
     325,000   Reynolds and Reynolds Co.             9,781,382       9,967,750
     852,500   TIBCO Software Inc.                   7,171,392       6,010,125
      50,000   Witness Systems, Inc.                 1,054,025       1,008,500

               COMMUNICATIONS EQUIPMENT-8.9%
     334,400   Arris Group Inc.                      3,335,707       4,387,328
   5,382,000   Avaya Inc.                           63,637,035      61,462,440
   8,861,200   Cisco Systems Inc.                  175,693,184     173,059,236
     253,900   Foundry Networks, Inc.                3,532,568       2,706,574
   2,624,800   Harris Corp.                        103,574,334     108,955,448
     271,800   NETGEAR, Inc.                         6,088,480       5,884,470
     460,100   Polycom, Inc.                         8,165,477      10,085,392

               COMPUTER HARDWARE-3.9%
   5,053,100   Hewlett-Packard Co.                 159,437,403     160,082,208

               DATA PROCESSING & OUTSOURCED SERVICES-1.6%
   1,382,900   Fidelity National
                 Information Services, Inc.         51,700,217      48,954,660
     396,100   Fiserv, Inc.                         17,741,726      17,967,096

               ELECTRONIC EQUIPMENT MANUFACTURERS-0.4%
     586,500   Tektronix, Inc.                      14,068,198      17,254,830

               ELECTRONIC MANUFACTURING SERVICES-2.8%
     419,100   Benchmark Electronics, Inc.           9,897,072      10,108,692
   6,380,100   Flextronics International Ltd.       74,276,368      67,756,662
     841,900   Trimble Navigation Ltd.              36,524,914      37,582,416

               IT CONSULTING & OTHER SERVICES-0.3%
     233,100   CACI International Inc.              14,311,448      13,596,723

               INTERNET SOFTWARE & SERVICES-0.5%
   1,389,500   ValueClick, Inc.                     23,963,001      21,328,825

               SEMICONDUCTOR EQUIPMENT-1.5%
      58,900   ATMI, Inc.                            1,742,320       1,450,118
     250,000   Entegris Inc.                         2,496,840       2,382,500
   3,887,800   Teradyne, Inc.                       63,296,921      54,157,054
     150,500   Veeco Instruments Inc.                3,181,567       3,587,920

               SEMICONDUCTORS-7.8%
   3,925,200   Agere Systems Inc.                   62,563,045      57,700,440
   3,143,600   Analog Devices, Inc.                112,321,082     101,035,304
   2,707,400   Fairchild Semiconductor
                 International, Inc.                48,165,777      49,193,458
   1,693,600   Integrated Device Technology, Inc.   24,457,270      24,015,248
   1,977,000   International Rectifier Corp.        89,821,128      77,261,160
     787,500   Semtech Corp.                        13,987,323      11,379,375

               SYSTEMS SOFTWARE-5.2%
     268,100   MICROS Systems, Inc.                 10,969,592      11,710,608
  13,939,100   Oracle Corp.                        185,679,214     201,977,559

               TECHNOLOGY DISTRIBUTORS-1.4%
   3,195,900   Ingram Micro Inc.                    63,969,900      57,941,667
                                                --------------  --------------
               TOTAL INFORMATION TECHNOLOGY      1,487,607,600   1,450,350,465

               THIS SECTOR IS 2.5% BELOW YOUR FUND'S COST.

MATERIALS

               DIVERSIFIED METALS & MINING-0.4%
     267,500   RTI International Metals, Inc.       16,078,281      14,937,200

               STEEL-3.6%
     442,300   Allegheny Technologies, Inc.         26,630,979      30,624,852
     378,600   Carpenter Technology Corp.           23,462,013      43,728,300
     193,400   Chaparral Steel Co.                  11,945,592      13,928,668
     580,600   IPSCO, Inc.                          44,303,502      55,557,614
      65,900   Oregon Steel Mills, Inc.              1,672,720       3,338,494
                                                --------------  --------------
               TOTAL MATERIALS                     124,093,087     162,115,128

               THIS SECTOR IS 30.6% ABOVE YOUR FUND'S COST.

TELECOMMUNICATION SERVICES

               WIRELESS TELECOMMUNICATION SERVICES-0.1%
     127,100   Rogers Communications, Inc. Cl B      5,128,472       5,134,840
                                                --------------  --------------
               TOTAL TELECOMMUNICATION SERVICES      5,128,472       5,134,840

               THIS SECTOR IS 0.1% ABOVE YOUR FUND'S COST.

               Total common stocks               3,681,140,494   4,007,914,181

 PRINCIPAL
   AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.4% (A)<F3>

               COMMERCIAL PAPER-2.4%
$100,000,000   New Center Asset Trust,
                 due 7/03/06, discount of 5.28%     99,970,667      99,970,667

               VARIABLE RATE DEMAND NOTE-0.0%
   1,564,625   U.S. Bank, N.A., 5.10%                1,564,625       1,564,625
                                                --------------  --------------
               Total short-term investments        101,535,292     101,535,292
                                                --------------  --------------
               Total investments                $3,782,675,786   4,109,449,473
                                                --------------
                                                --------------
               Cash and receivables, less
                 liabilities 0.5%(A)<F3>                            19,689,540
                                                                --------------
                    NET ASSETS                                  $4,129,139,013
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value, 500,000,000
               shares authorized), offering
               and redemption price
               ($4,129,139,013 / 128,239,176
               shares outstanding)                                      $32.20
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

CAPITAL GAINS UPDATE...

The Brandywine Funds appear to be on their way to distributing capital gains in October. Brandywine Fund finished the June quarter with net realized gains representing $0.55 per share. Brandywine Blue Fund finished with net realized gains of $1.51 per share.

These realized gain figures are provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized in the September quarter will determine whether distributions are in order and, if so, dictate the amounts to be distributed.

IRA INVESTORS...

For IRA shareholders, the annual $15 maintenance fee is due on November 3, 2006. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

        1.  Weatherford International Ltd.                        +88.1%
        2.  Kohl's Corp.                                           +9.1%
        3.  Oracle Corp.                                          +10.2%
        4.  Fisher Scientific International Inc.                  +15.3%
        5.  Cisco Systems Inc.                                     -0.8%
        6.  Hewlett-Packard Co.                                    +0.9%
        7.  Comcast Corp.                                          +2.5%
        8.  Baker Hughes Inc.                                     +10.3%
        9.  General Dynamics Corp.                                 +4.9%
       10.  Bank of New York Company, Inc.                         -9.1%

                                EARNINGS GROWTH

                         YOUR COMPANIES             22%
                         S&P 500                    12%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2006

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     68.0%

                                    MID CAP
                           $2 billion to $10 billion
                                     29.4%

                                      CASH
                                      2.6%

                            TOP TEN INDUSTRY GROUPS

Oil & Gas Equipment & Services(9.6%)
Aerospace & Defense(9.4%)
Department Stores (7.4%)
Communications Equipment(5.9%)
Systems Software (4.9%)
Computer Hardware(4.5%)
Life Sciences Tools & Services (4.5%)
Broadcasting & Cable TV (4.4%)
Health Care Services (3.8%)
Data Processing & Outsourced Services (3.7%)
All Other Industry Groups (39.3%)
Cash (2.6%)

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN MILLIONS)    % GAIN     REASON FOR MOVE
 -----------------     -------------    ------     ---------------

    Kohl's Corp.            $7.2          9.1      April-quarter earnings grew 33 percent, topping estimates. The department store operator is increasing the number of exclusive brands it carries, helping drive foot traffic and expand profit margins. With a goal of opening 500 stores over the next five years, Kohl's continues to differentiate itself from other department store chains through off-mall locations, unique store formats and high in-stock inventory.

    Weatherford
 International Ltd.         $7.1          8.5      March-quarter earnings grew 93 percent, beating estimates. Management raised forward guidance due to solid spending trends for the company's high-technology oil and gas well drilling services. Weatherford's recent acquisition of
                                                   Precision Drilling provides an opportunity to increase revenues per well drilled, and the company's spending on new technologies is creating a higher-
                                                   margin product mix.

 Baker Hughes Inc.          $6.4         10.3      The provider of a range of services to the oil and gas industry grew March-
                                                   quarter earnings 75 percent, beating estimates by 18 percent. Pricing power continues to improve as growing exploration and development outlays by international oil and gas producers sustains steady demand growth.

 Fisher Scientific
 International Inc.         $5.2          7.3      The laboratory equipment maker announced it would merge with Thermo Electron later this year, sending shares and analysts' earnings estimates higher.
                                                   Fisher's consumable products such as lab disposables and reagent kits are strategic counterparts to Thermo Electron's instrumentation products and services, allowing the combined company to offer an expanded product line to a larger customer base.

    Oracle Corp.            $4.5          5.8      The developer of database management systems and enterprise software topped
                                                   March-quarter earnings estimates. Year-over-year software licensing growth jumped 56 percent. Following a string of niche acquisitions, Oracle is reaping the benefits of its newfound ability to deliver increased functionality and end-
                                                   to-end product solutions to customers.

                           $ LOSS
  BIGGEST $ LOSERS     (IN MILLIONS)    % LOSS     REASON FOR MOVE
  ----------------     -------------    ------     ---------------

 Cemex S.A. de C.V.        $14.2         17.9      The world's third largest cement maker lost ground on worries that rising rates in the U.S. would slow growth and curb demand for construction materials.
                                                   Additional volatility related to the unknown outcome of the closest ever presidential election for Mexico clouded the outlook. Your team sold Cemex during the quarter.

    Cigna Corp.            $13.6         16.9      March-quarter earnings beat estimates by 12 percent. However, rising medical cost ratios indicative of a more competitive environment for health insurers were exacerbated by an SEC inquiry into the options practices at UnitedHealth
                                                   Group. While our trade checks confirmed firm pricing, we sold the stock as these issues overshadowed individual company fundamentals and created a headwind.

     Aetna Inc.            $10.2         14.1      In April, bellwether UnitedHealth Group disclosed an SEC inquiry into options awards, which created a cloud over health insurers. Aetna subsequently exceeded
                                                   March-quarter earnings expectations, but the pricing environment was widely debated following deterioration in the company's medical cost ratio. While our trade checks confirmed firm pricing, we sold the stock as these issues overshadowed individual company fundamentals and created a headwind.

   L.M. Ericsson
   Telephone Co.           $10.2         16.6      Shares of the world's largest maker of mobile phone networks slid as margin pressure persisted for longer than anticipated, prompting your team's sell decision. New services contracts won recently will have lower margins initially, and it is taking time to drive costs out of the company's purchase of Marconi's broadband and telecommunications network assets.

   Qualcomm Inc.           $10.0         23.0      Shares lost ground as legal challenges created uncertainty about the future of the company's royalty portfolio for CDMA (code division multiple access)
                                                   technology, which is used in wireless systems around the world. Despite strong earnings results in the March-quarter and rising guidance for June, we sold the communications equipment maker as sentiment surrounding the royalties continued
                                                   to create near-term pressure.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2006
                                  (Unaudited)

  SHARES                                             COST        VALUE (B)<F6>
  ------                                             ----        -------------

COMMON STOCKS - 97.4% (A)<F5>

CONSUMER DISCRETIONARY

             APPAREL, ACCESSORIES & LUXURY GOODS-2.4%
  1,339,400  Coach, Inc.                        $   39,189,541  $   40,048,060

             BROADCASTING & CABLE TV-4.4%
  2,247,100  Comcast Corp.                          71,788,197      73,570,054

             DEPARTMENT STORES-7.4%
  1,459,300  Kohl's Corp.                           79,071,202      86,273,816
  1,009,600  Nordstrom, Inc.                        35,882,957      36,850,400

             HOME IMPROVEMENT RETAIL-1.8%
    493,900  Lowe's Companies, Inc.                 33,771,860      29,964,913

             MOVIES & ENTERTAINMENT-2.5%
  1,369,000  The Walt Disney Co.                    41,037,893      41,070,000
                                                --------------  --------------
             TOTAL CONSUMER DISCRETIONARY          300,741,650     307,777,243

             THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

             DRUG RETAIL-2.5%
  1,346,500  CVS Corp.                              37,713,756      41,337,550
                                                --------------  --------------
             TOTAL CONSUMER STAPLES                 37,713,756      41,337,550

             THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

ENERGY

             OIL & GAS DRILLING-2.6%
    538,300  Transocean Inc.                        44,228,434      43,236,256

             OIL & GAS EQUIPMENT & SERVICES-9.6%
    842,800  Baker Hughes Inc.                      62,542,695      68,983,180
  1,833,200  Weatherford International Ltd.         48,367,793      90,963,384

             OIL & GAS REFINING & MARKETING-2.2%
    557,300  Valero Energy Corp.                    35,969,554      37,071,596
                                                --------------  --------------
             TOTAL ENERGY                          191,108,476     240,254,416

             THIS SECTOR IS 25.7% ABOVE YOUR FUND'S COST.

FINANCIALS

             ASSET MANAGEMENT & CUSTODY BANKS-3.3%
  1,715,300  Bank of New York Company, Inc.         60,753,685      55,232,660

             REAL ESTATE MANAGEMENT & DEVELOPMENT-2.3%
  1,522,900  CB Richard Ellis Group, Inc.           41,253,634      37,920,210

             THRIFTS & MORTGAGE FINANCE-1.9%
    480,000  MGIC Investment Corp.                  32,640,267      31,200,000
                                                --------------  --------------
             TOTAL FINANCIALS                      134,647,586     124,352,870

             THIS SECTOR IS 7.6% BELOW YOUR FUND'S COST.

HEALTH CARE

             HEALTH CARE SERVICES-3.8%
    600,400  DaVita, Inc.                           35,183,982      29,839,880
     52,600  Express Scripts, Inc.                   3,781,098       3,773,524
    532,900  Medco Health Solutions, Inc.           29,852,650      30,524,512

             LIFE SCIENCES TOOLS & SERVICES-4.5%
  1,036,700  Fisher Scientific International Inc.   65,670,938      75,730,935
                                                --------------  --------------
             TOTAL HEALTH CARE                     134,488,668     139,868,851

             THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE-9.4%
    998,100  General Dynamics Corp.                 62,290,402      65,335,626
    673,400  Precision Castparts Corp.              36,112,739      40,242,384
    925,000  Rockwell Collins, Inc.                 47,367,183      51,679,750

             AIR FREIGHT & LOGISTICS-2.5%
    512,200  United Parcel Service, Inc. Cl B       39,506,156      42,169,426

             ELECTRICAL COMPONENTS & EQUIPMENT-2.7%
    481,800  Cooper Industries, Ltd.                41,771,430      44,768,856

             INDUSTRIAL MACHINERY-2.5%
    853,900  Dover Corp.                            37,237,956      42,208,277
                                                --------------  --------------
             TOTAL INDUSTRIALS                     264,285,866     286,404,319

             THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             COMMUNICATIONS EQUIPMENT-5.9%
  1,943,400  Avaya Inc.                             23,212,654      22,193,628
  3,856,800  Cisco Systems Inc.                     75,921,446      75,323,304

             COMPUTER HARDWARE-4.5%
  2,360,100  Hewlett-Packard Co.                    74,105,351      74,767,968

             COMPUTER STORAGE & PERIPHERALS-0.2%
    125,300  Seagate Technology                      2,842,055       2,836,792

             DATA PROCESSING & OUTSOURCED SERVICES-3.7%
    972,200  Fidelity National
               Information Services, Inc.           36,733,623      34,415,880
    595,300  Fiserv, Inc.                           26,528,517      27,002,808

             ELECTRONIC MANUFACTURING SERVICES-2.4%
  3,800,000  Flextronics International Ltd.         43,266,913      40,356,000

             SEMICONDUCTORS-2.8%
  1,439,500  Analog Devices, Inc.                   52,102,788      46,265,530

             SYSTEMS SOFTWARE-4.9%
  5,585,800  Oracle Corp.                           73,473,367      80,938,242
                                                --------------  --------------
             TOTAL INFORMATION TECHNOLOGY          408,186,714     404,100,152

             THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

MATERIALS

             STEEL-1.2%
    293,300  Allegheny Technologies, Inc.           18,634,460      20,308,092

             TOTAL MATERIALS                        18,634,460      20,308,092

             THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

TELECOMMUNICATION SERVICES

             WIRELESS TELECOMMUNICATION SERVICES-0.4%
    180,700  Rogers Communications, Inc. Cl B        7,225,738       7,300,280
                                                --------------  --------------
             TOTAL TELECOMMUNICATION SERVICES        7,225,738       7,300,280

             THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

UTILITIES

             ELECTRIC UTILITIES-3.1%
    917,600  Exelon Corp.                           51,443,888      52,147,208
                                                --------------  --------------
             TOTAL UTILITIES                        51,443,888      52,147,208

             THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

             Total common stocks                 1,548,476,802   1,623,850,981

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 6.9% (A)<F5>

             COMMERCIAL PAPER-6.6%
$34,000,000  Countrywide Financial Corp.,
               due 7/03/06, discount of 5.30%       33,989,989      33,989,989
 77,000,000  New Center Asset Trust,
               due 7/03/06, discount of 5.28%       76,977,413      76,977,413
                                                --------------  --------------
             Total commercial paper                110,967,402     110,967,402

             VARIABLE RATE DEMAND NOTE-0.3%
  4,910,342  U.S. Bank, N.A., 5.10%                  4,910,342       4,910,342
                                                --------------  --------------
             Total short-term investments          115,877,744     115,877,744
                                                --------------  --------------
             Total investments                  $1,664,354,546   1,739,728,725
                                                --------------
                                                --------------
             Liabilities, less cash and
               receivables (4.3%) (A)<F5>                          (72,195,223)
                                                                --------------
                  NET ASSETS                                    $1,667,533,502
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($1,667,533,502 / 54,760,106
             shares outstanding)                                        $30.45
                                                                        ------
                                                                        ------

(a)<F5>   Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

DEFINITIONS AND DISCLOSURES

The Funds' objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling
1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/06, unless listed in the accompanying statements of net assets. Earnings growth rates of the Funds mentioned refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The Nasdaq Stock Market. You cannot invest directly in an index.

As of June 30, 2006, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 9.56, 3.53 and 8.52 percent; the Russell 3000 Growth Index's were 6.84, -0.43 and 5.24 percent; the Russell 1000 Index's were 9.08,
3.12 and 8.56 percent; the Russell 1000 Growth Index's were 6.12, -0.76 and 5.42 percent; and the S&P 500 Index's were 8.63, 2.49 and 8.31 percent.

"The fund's fast-moving, unique portfolio means that its returns don't move in sync with its rivals, which hasn't been a bad thing. The fund has crushed its peers over the long haul."

                    Morningstar, "Tech is Back in Brandywine Blue," June 8, 2006

"These managers have one of the longest and more impressive records in the growth-investing field."

   Morningstar, "Top Growth Manager Returns to Tech in a Big Way," June 20, 2006

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                    Chairman
                           Federal City Bancorp, Inc.
                   Holding Company for American Partners Bank
                               Bethesda, Maryland

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                                 Thomas D. Wren
                                Former Treasurer
                                MBNA Corporation
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (800) 656-3017      www.brandywinefunds.com     bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, David Marky, Adam Rieger

                        (BRANDYWINE ADVISORS FUND LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC        QUARTERLY REPORT         JUNE 30, 2006

DEAR FELLOW SHAREHOLDERS:

   To put it bluntly, our strategy did not fare well in the June quarter. The overall environment was bad and our performance was worse. We're not saying we did anything out of the ordinary to invite it, but the bottom line is Brandywine Advisors Fund took some lumps in the June-quarter downdraft.

   Brandywine Advisors declined 5.99 percent in the quarter, compared to declines in the S&P 500, Russell Midcap and Russell Midcap Growth Indexes of 1.44, 2.58 and 4.69 percent.

   When our strategy is out of sync, stock prices generally are moving for reasons other than individual-company fundamentals. We saw ample evidence of that kind of disconnect in the June quarter. Companies representing 85 percent of the assets in Brandywine Advisors and other Friess-managed portfolios met or exceeded earnings estimates in their most recent quarter, yet 79 percent of the stocks from that group ended the quarter down from the market's high on May 9.

   The good news is the environment improved toward the end of the quarter, bringing various segments of the market back from correction territory. The positive change that began taking shape in the late days of the quarter also helped Brandywine Advisors finish the 12 months through June 30 with a 13.28 percent return. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes returned 8.63, 13.66 and 13.04 percent in the trailing year.

   Although declines reached most sectors in the June quarter, the technology sector was among the hardest hit. Jitters existed from the start of the quarter in the wake of Microsoft's announcement that the launch of its first major upgrade in five years, Vista, would be delayed until January. The delay pushes replacement demand out past year-end budget deadlines and holiday shopping, which typically help make the December quarter seasonally strong. About a month after announcing the delay, Microsoft reported a big increase in internal spending.

   Meanwhile, broader concerns surfaced on what many investors perceived as mixed signals from the Fed. Given the news from the world's largest software maker and the growing economic uncertainty, investors questioned corporate and consumer appetites for technology purchases. The tech-heavy Nasdaq Composite fell more than 7 percent in the June quarter.

   Technology holdings represented the largest percentage of portfolio assets. They were also the most significant performance detractors - in most instances despite solid individual earnings results. For example, significant detractors Harris and Tektronix exceeded expectations in their most recent quarter with 45 and 39 percent earnings growth, respectively.

   Computer networking equipment maker Foundry Networks was the biggest drag on quarterly results. A solid performer in the March quarter, the company's fortunes turned in the June quarter when even hints of slowing growth elicited harsh responses. Foundry reported 71 percent March-quarter earnings growth, but was punished for announcing expenditures aimed at increasing market share. Investors chose to focus on the near-term impact on profit margins rather than the potential long-term improvement in the company's competitive positioning.

                                        BRANDYWINE ADVISORS
 CUMULATIVE TOTAL RETURN                      % CHANGE
 -----------------------                -------------------
 QUARTER                                       -5.99
 ONE YEAR                                      13.28
 FIVE YEARS                                    26.56
 INCEPTION - 10/31/00                          16.42

 ANNUALIZED TOTAL RETURN
 -----------------------
 FIVE YEARS                                     4.82
 INCEPTION - 10/31/00                           2.72

Performance data quoted represent past performance; past performance does not
-----------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   Companies from the industrial sector represented the greatest positive influence on quarterly results. Holdings such as McDermott International and Ametek were swept into the downturn only to restart new upward trends as investors grew more apt to consider fundamentals late in the quarter. McDermott and Ametek topped March-quarter earnings estimates with year-over-year growth of 206 and 24 percent, respectively.

   Select consumer-related holdings also helped the cause even as benchmarks showed weak performance for the consumer discretionary sector. AnnTaylor Stores and Gildan Activewear, which beat estimates in their most recent quarter with 121 and 38 percent earnings growth, were notable contributors.

   For more information on the companies that influenced June-quarter performance the most, please see "Roses & Thorns" on page 5.

   From fear to greed and everything in between, market sentiment can at times represent little more than herd mentality dressed up by commentators to appear founded in fact. The fact is the June-quarter gyrations stemmed from the unknown: the growing questions about the economic landscape in the second half of the year.

   Broad-based market swings can make it seem otherwise, but there are not one-size-fits-all answers regarding the state of the economy, the health of corporate profits or their impact on the direction of stocks. Visibility into the last six months of 2006 will come incrementally as each company contributes its own small part to the bigger picture.

   Investors don't rush to reward companies with above-average earnings potential in every given quarter. As the June quarter showed, sometimes they have other things on their minds. But the central bank's seventeenth consecutive quarter-point rate hike is now behind us, so folks can stop fretting about the Fed - at least until its next meeting in August. Barring an unforeseen shock, the June-quarter earnings season that starts in earnest in the second week of July is likely to be the biggest influence on the market's near-term mood.

   Amid all the economic hand-wringing, June-quarter earnings estimates actually increased 13 percent from their level at the start of the quarter, according to First Call. Seven of the 10 economic sectors that the firm tracks are expected to post double-digit gains in profits from the year before.

   We're thrilled to report that in June Friess Researcher Nate Dougall returned safely from a year-long tour of duty in Iraq. We look forward to welcoming him back full-time in August after he's taken some well-deserved R&R. Nate's willingness to put himself at risk to protect and promote the freedom we all enjoy speaks volumes about the character and attitude that have made him a valued teammate here for more than nine years. Thank you, Nate, and welcome home!

   We're also excited to report that Ashee Bhan rejoined the Friess research team in early July after spending six years picking stocks for the hedge fund firm Seamark Capital, where he was a senior analyst. Ashee worked three years at Friess before joining Seamark, positioning him to hit the ground running. He is a graduate of Swarthmore College and a candidate for the Chartered Financial Analyst designation.

   Although a lot can happen in three months, each quarter is only a small part of a long-term investment plan. Nothing here broke down in the June quarter. Fear of the unknown just became the market mover of the day. Eventually, however, today's unknown becomes tomorrow's common knowledge, prompting investors to again take their cues from the ultimate influence on stock prices over the long haul: individual-company fundamentals.

   Thanks for your continued confidence!

   Bill D'Alonzo
   Chief Executive Officer                               July 12, 2006

NEW BOARD MEMBER...

   After an extensive search, we're pleased to announce that the Brandywine Funds Board of Directors selected Thomas D. Wren to fill the independent director vacancy left by the departure of Marvin "Skip" Schoenhals. As an accomplished financial expert and former regulator, Tom promises to be a valuable addition.

   Tom served as Treasurer of MBNA Corporation and its MBNA America Bank subsidiary from July 1995 through January 2006. His responsibilities included all aspects of investment and funding for the $160 billion credit-card bank operating in Canada, Ireland, Spain, England and the U.S. Tom served on the public company's management, credit policy, pension, community reinvestment and asset-liability committees. He was also secretary and principal presenter to the finance and loan committee.

   Prior to MBNA, Tom was Executive Vice President and Chief Investment and Funding Officer at the $33 billion, New England-based Shawmut National Bank. Tom also spent 18 years in various bank regulatory positions with the Office of the Comptroller of the Currency.

CARPENTER TECHNOLOGY CORP., CRS

   In the late 1990s, Carpenter Technology shifted its product mix away from traditional commodity metal products toward faster-growing, higher-margin specialty applications. It was unfortunate timing given a broad slump in aerospace orders soon after. Today, strong demand from niche end markets like aerospace drives unprecedented profitability.

   NYSE-listed Carpenter Technology Corp. is a leading manufacturer and distributor of specialty alloys, including stainless steel and titanium, and various engineered products. Its products are used in aircraft, automobiles, medical devices, sporting equipment and petroleum processing. Revenues are expected to grow 24 percent to $1.6 billion in the fiscal year ended June.

   March-quarter earnings jumped 68 percent, topping estimates for the seventh consecutive quarter. Aerospace sales increased 80 percent and represented 43 percent of total sales. New orders for wide-body aircraft created demand for specialty alloys used to make jet engines and light-weight titanium products used in structural components. Sales to medical and power-generation customers were also robust.

   Your team spoke with Chief Executive Bob Torcolini regarding opportunities afforded by Carpenter's financial health. With over $400 million in cash, no debt and an overfunded pension fund, the company is well positioned to expand its current line of high-margin products and pursue strategic acquisitions.

   The highly engineered nature and exacting specifications of specialty products allow Carpenter to command premium prices, pass along raw material price increases and help limit competition. Operating margins have risen from break-even in 2003 to an estimated 20 percent for 2006. Its product mix also creates long-term visibility due to the longer lead times and less cyclical nature of end markets.

   Wall Street expects 71 percent earnings growth in the fiscal year ended June, followed by a 22 percent increase in fiscal 2007. The Fund bought Carpenter at just 7 times fiscal 2006 estimates.

GILDAN ACTIVEWEAR INC., GIL

   Gildan did more than dip its toe into the sock-making business when it announced plans to acquire Kentucky Derby Hosiery. The deal provides direct access to retail giants Wal-Mart, Kmart, Dollar General and Target, which currently sell Derby-made socks under their brand names. It's a customer base Gildan has been courting.

   Based in Montreal, Canada, NYSE-listed Gildan Activewear Inc. is the leading North American producer of basic cotton T-shirts sold into the wholesale market. The company's clothing, which also includes sport shirts, sweatshirts and fleece garments, is sold as blanks that are decorated by screenprinters with designs and logos. Revenues are expected to increase 16 percent in the fiscal year ending September to $760 million.

   March-quarter earnings grew 38 percent, topping estimates for the eighth straight quarter. The company continues to gain share in the U.S. wholesale market. Impressive quarterly gross margins of 33.4 percent reflect success using lean manufacturing practices and innovative technology in cost-efficient offshore regions.

   Your team spoke with Chief Financial Officer Laurence Sellyn regarding Gildan's ability to sustain its competitive advantage as competitors build offshore manufacturing infrastructures. The company is committed to maintaining both low-cost and high-quality advantages, reflected by investments in exclusive technology that allows newer facilities to outperform existing ones.

   Expanding into retail through socks and undergarments is part of the company's goal to take annual sales to $1.5 billion by 2010, while tripling production capacity. This year it will open the world's largest sock plant in Honduras, as it tries to replicate the efficiency and market-share gains it has achieved in T-shirts.

   The Fund bought Gildan at 18 times current estimates for the fiscal year ending September 2007. Wall Street expects 32 percent growth in the current fiscal year, followed by 30 percent growth in 2007.

                            BRANDYWINE ADVISORS FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

      1.   McDermott International, Inc.                             +84.4%
      2.   Precision Castparts Corp.                                 +63.7%
      3.   Fisher Scientific International Inc.                      +40.2%
      4.   Harris Corp.                                               +8.2%
      5.   AnnTaylor Stores Corp.                                    +12.3%
      6.   The PMI Group, Inc.                                        +0.7%
      7.   Dentsply International Inc.                                +3.2%
      8.   DaVita, Inc.                                              -14.1%
      9.   Ingram Micro Inc.                                          -9.0%
     10.   Fairchild Semiconductor International, Inc.                +2.7%

                                EARNINGS GROWTH

                     THE FUND'S COMPANIES              25%
                     S&P 500                           12%

                    FORCASTED INCREASE IN EARNINGS PER SHARE
                                  2006 VS 2005

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2006

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                   LARGE CAP
                              $15 billion and over
                                      0.2%

                                    MID CAP
                           $1 billion to $15 billion
                                     92.5%

                                   SMALL CAP
                                below $1 billion
                                      4.6%

                                      CASH
                                      2.7%

TOP TEN INDUSTRY GROUPS

Semiconductors (7.8%)
Communications Equipment (7.7%)
Aerospace & Defense (5.9%)
Industrial Conglomerates (5.9%)
Thrifts & Mortgage Finance (5.4%)
Electrical Components & Equipment (5.1%)
Life Sciences Tools & Services (5.0%)
Construction & Farm Machinery & Heavy Trucks (4.3%)
Electronic Manufacturing Services (4.2%)
Construction & Engineering (3.8%)
All Other Industry Groups (42.2%)
Cash (2.7%)

                            BRANDYWINE ADVISORS FUND
                        JUNE QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS     (IN THOUSANDS)   % GAIN    REASON FOR MOVE
    -----------------     --------------   ------    ---------------

        McDermott
   International, Inc.       $2,330.0       25.1     March-quarter earnings tripled to $0.63 per share, beating estimates by 91 percent. Backlogged orders climbed at the company's J. Ray division as energy producers invested in subsea infrastructure products to help tap new reserves.
                                                     The company's Babcock & Wilcox division recently emerged from bankruptcy, contributing to 47 percent revenue growth and creating new opportunities related to coal production.

 AnnTaylor Stores Corp.       $775.0        12.3     March-quarter earnings more than doubled to $0.53 per share, beating estimates by 33 percent. The women's specialty retailer experienced solid comparable-
                                                     store sales gains and profit margin expansion thanks to greater full-price selling, lower inventory levels and more diversity in products between its Ann
                                                     Taylor and Ann Taylor Loft stores.

    Fisher Scientific
   International Inc.         $681.0        7.0      The laboratory equipment maker announced it would merge with Thermo Electron later this year, sending shares and analysts' earnings estimates higher.
                                                     Fisher's consumable products such as lab disposables and reagent kits are a strategic counterpart to Thermo Electron's instrumentation products and services, allowing the combined company to offer an expanded product line to a larger customer base.

       Molex Inc.             $398.0        14.7     The maker of electronic, electrical and fiber optic interconnection products grew March-quarter earnings 59 percent, beating estimates by 9 percent. The company continued to benefit from expansion in the digital consumer product markets, particularly flat panel TVs and mobile phones. Focusing on new products and pruning lower-margin lines as part of a restructuring to improve overall efficiency pushed profit margins higher. The Fund sold Molex as shares neared our target price.

 Gildan Activewear Inc.       $348.0        14.7     The manufacturer of T-shirts and other basic apparel for the wholesale market grew March-quarter earnings 38 percent, topping estimates for the eighth straight quarter. A low-cost, high-quality strategy continued to produce market share gains while Gildan started selling undershirts and socks directly to retailers. Lean manufacturing practices and innovative technology helped drive profit margin expansion.

                              $ LOSS
    BIGGEST $ LOSERS      (IN THOUSANDS)   % LOSS    REASON FOR MOVE
    ----------------      --------------   ------    ---------------

 Foundry Networks, Inc.      $2,537.0       42.6     The maker of high-performance products for computer networks grew March-
                                                     quarter earnings 71 percent. Shares fell on concerns about near-term pressure on profit margins stemming from management's commitment to capture market share by expanding its sales force and introducing new products.

      Davita, Inc.           $1,251.0       16.2     March-quarter earnings beat estimates, but shares traded lower following conservative forward guidance from management. With the stock trading at an all-time high, investors appeared to overreact to the prospect of a less favorable commercial pricing environment. Management is typically cautious in its guidance, and we believe strong trends for the company's dialysis business will persist.

      Harris Corp.           $1,232.0       12.2     The maker of communications devices used by the military grew March-quarter earnings 45 percent, beating estimates. Shares traded lower on general concerns related to progress in Iraq, which may suggest lower troop levels and equipment needs, and as some investors took profits amid overall market weakness. We remain optimistic given rising earnings guidance and several important contract wins for Harris' radio frequency communications division.

      Florida Rock
    Industries, Inc.         $1,225.0       18.2     The maker of ready-mix cement grew March-quarter earnings 77 percent, beating estimates by 37 percent. The Fund sold Florida Rock on concerns that a slowdown in residential building in the Florida and District of Columbia markets had the potential to offset recent strength in commercial markets.

      Cognos, Inc.            $953.0        27.2     The supplier of business intelligence software beat February-quarter earnings estimates by 27 percent. Improving fundamentals were eclipsed by the announcement of an SEC investigation into the manner in which the company allocates revenues. The Fund sold Cognos following the announcement.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2006
                                  (Unaudited)

  SHARES                                                COST      VALUE (B)<F2>
  ------                                                ----      -------------

COMMON STOCKS - 97.3% (A)<F1>

CONSUMER DISCRETIONARY

               APPAREL RETAIL-3.7%
    162,600    AnnTaylor Stores Corp.              $  6,278,878   $  7,053,588

               APPAREL, ACCESSORIES & LUXURY GOODS-1.4%
     57,600    Gildan Activewear Inc.                 2,359,429      2,707,200

               LEISURE PRODUCTS-1.1%
     47,700    Pool Corp.                             2,005,038      2,081,151

               RESTAURANTS-0.2%
      5,100    Panera Bread Co.                         333,758        342,924
                                                   ------------   ------------
               TOTAL CONSUMER DISCRETIONARY          10,977,103     12,184,863

               THIS SECTOR IS 11.0% ABOVE YOUR FUND'S COST.

ENERGY

               OIL & GAS EQUIPMENT & SERVICES-1.9%
    108,100    Oil States International, Inc.         4,398,473      3,705,668
                                                   ------------   ------------
               TOTAL ENERGY                           4,398,473      3,705,668

               THIS SECTOR IS 15.8% BELOW YOUR FUND'S COST.

FINANCIALS

               REAL ESTATE MANAGEMENT & DEVELOPMENT-2.5%
    176,500    CB Richard Ellis Group, Inc.           4,721,892      4,394,850

               THRIFTS & MORTGAGE FINANCE-5.4%
     57,400    MGIC Investment Corp.                  3,841,764      3,731,000
    149,900    The PMI Group, Inc.                    6,633,294      6,682,542
                                                   ------------   ------------
               TOTAL FINANCIALS                      15,196,950     14,808,392

               THIS SECTOR IS 2.6% BELOW YOUR FUND'S COST.

HEALTH CARE

               HEALTH CARE EQUIPMENT-2.4%
     13,200    Beckman Coulter, Inc.                    713,244        733,260
    151,700    Cytyc Corp.                            3,808,780      3,847,112

               HEALTH CARE FACILITIES-1.7%
     69,700    Manor Care, Inc.                       3,203,110      3,270,324

               HEALTH CARE SERVICES-3.4%
    130,200    DaVita, Inc.                           7,532,269      6,470,940
      5,900    Express Scripts, Inc.                    424,116        423,266

               HEALTH CARE SUPPLIES-3.5%
    110,000    DENTSPLY International Inc.            6,460,636      6,666,000

               HEALTH CARE TECHNOLOGY-2.9%
    206,500    IMS Health Inc.                        5,139,704      5,544,525

               LIFE SCIENCES TOOLS & SERVICES-5.0%
    129,800    Fisher Scientific International Inc.   6,765,120      9,481,890

               MANAGED HEALTH CARE-0.5%
     20,300    Health Net Inc.                          902,894        916,951

               PHARMACEUTICALS-2.9%
    167,800    Endo Pharmaceuticals
                 Holdings Inc.                        5,015,652      5,534,044
                                                   ------------   ------------
               TOTAL HEALTH CARE                     39,965,525     42,888,312

               THIS SECTOR IS 7.3% ABOVE YOUR FUND'S COST.

INDUSTRIALS

               AEROSPACE & DEFENSE-5.9%
    187,600    Precision Castparts Corp.              6,848,953     11,210,976

               CONSTRUCTION & ENGINEERING-3.8%
     48,100    Granite Construction Inc.              2,343,657      2,177,487
     68,200    Quanta Services, Inc.                  1,138,306      1,181,906
     93,200    URS Corp.                              3,891,527      3,914,400

               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-4.3%
    104,900    Manitowoc Company, Inc.                3,550,738      4,668,050
     88,350    Trinity Industries, Inc.               3,684,067      3,569,340

               ELECTRICAL COMPONENTS & EQUIPMENT-5.1%
    115,400    AMETEK, Inc.                           4,406,802      5,467,652
     84,200    Thomas & Betts Corp.                   2,872,923      4,319,460

               INDUSTRIAL CONGLOMERATES-5.9%
    248,550    McDermott International, Inc.          6,127,416     11,301,569
                                                   ------------   ------------
               TOTAL INDUSTRIALS                     34,864,389     47,810,840

               THIS SECTOR IS 37.1% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

               APPLICATION SOFTWARE-1.0%
     82,900    Jack Henry & Associates, Inc.          1,828,385      1,629,814
      8,400    Reynolds and Reynolds Co.                250,365        257,628

               COMMUNICATIONS EQUIPMENT-7.7%
    410,700    Avaya Inc.                             4,859,839      4,690,194
    112,400    Foundry Networks, Inc.                 1,578,817      1,198,184
    213,200    Harris Corp.                           8,176,869      8,849,932

               DATA PROCESSING & OUTSOURCED SERVICES-2.0%
     99,600    Fidelity National
                 Information Services, Inc.           3,722,958      3,525,840
      6,500    Fiserv, Inc.                             285,796        294,840

               ELECTRONIC EQUIPMENT MANUFACTURERS-2.2%
    141,900    Tektronix, Inc.                        3,575,273      4,174,698

               ELECTRONIC MANUFACTURING SERVICES-4.2%
    400,700    Flextronics International Ltd.         4,599,526      4,255,434
     85,400    Trimble Navigation Ltd.                3,618,877      3,812,256

               SEMICONDUCTOR EQUIPMENT-2.0%
    273,500    Teradyne, Inc.                         4,504,349      3,809,855

               SEMICONDUCTORS-7.8%
    239,300    Agere Systems Inc.                     3,775,047      3,517,710
    314,200    Fairchild Semiconductor
                 International, Inc.                  5,561,481      5,709,014
    109,000    Integrated Device
                 Technology, Inc.                     1,518,834      1,545,620
    107,600    International Rectifier Corp.          5,063,702      4,205,008

               TECHNOLOGY DISTRIBUTORS-3.1%
    327,500    Ingram Micro Inc.                      6,527,299      5,937,575
                                                   ------------   ------------
               TOTAL INFORMATION TECHNOLOGY          59,447,417     57,413,602

               THIS SECTOR IS 3.4% BELOW YOUR FUND'S COST.

MATERIALS

               STEEL-3.8%
     33,500    Allegheny Technologies, Inc.           2,055,631      2,319,540
     20,100    Carpenter Technology Corp.             1,900,495      2,321,550
     26,400    IPSCO, Inc.                            1,859,670      2,526,216
                                                   ------------   ------------
               TOTAL MATERIALS                        5,815,796      7,167,306

               THIS SECTOR IS 23.2% ABOVE YOUR FUND'S COST.

               Total common stocks                  170,665,653    185,978,983

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 0.9% (A)<F1>

               COMMERCIAL PAPER-0.6%
 $1,200,000    Countrywide Financial Corp.,
                 due 7/03/06, discount of 5.30%       1,199,646      1,199,646

               VARIABLE RATE DEMAND NOTE-0.3%
    501,883    Wisconsin Corporate Central
                 Credit Union, 5.02%                    501,883        501,883
                                                   ------------   ------------
               Total short-term investments           1,701,529      1,701,529
                                                   ------------   ------------
               Total investments                   $172,367,182    187,680,512
                                                   ------------
                                                   ------------
               Cash and receivables, less
                 liabilities 1.8% (A)<F1>                            3,488,128
                                                                  ------------
                    NET ASSETS                                    $191,168,640
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value, 100,000,000
               shares authorized), offering
               and redemption price
               ($191,168,640 / 17,916,422
               shares outstanding)                                      $10.67
                                                                        ------
                                                                        ------

(A)<F1>    Percentages for the various classifications relate to net assets.
(B)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

CAPITAL GAINS UPDATE...

Brandywine Advisors Fund appears to be on its way to distributing capital gains in October. Brandywine Advisors finished the June quarter with net realized gains representing $0.82 per share. This realized gain figure is provided to keep shareholders updated on the status of the capital gains situation as the fiscal year progresses. Gains and losses realized in the September quarter will determine whether a distribution is in order and, if so, dictate the amount to be distributed.

IRA INVESTORS...

For IRA shareholders, the annual $15 maintenance fee is due on November 3, 2006. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                    Chairman
                           Federal City Bancorp, Inc.
                   Holding Company for American Partners Bank
                               Bethesda, Maryland

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                                 Thomas D. Wren
                                Former Treasurer
                                MBNA Corporation
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (877) 636-6460      www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm : PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, Dave Marky, Adam Rieger

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-877-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

MUTUAL FUND INVESTING INVOLVES RISK. Principal loss is possible. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 6/30/06, unless listed in the accompanyingstatement of net assets. The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company's estimated earnings per share for the current calendar year. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap, Russell Midcap Growth and Nasdaq Composite Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

As of June 30, 2006, the S&P 500 Index's average annual total returns for 1, 5 and 10 years were 8.63, 2.49 and 8.31 percent; the Russell Midcap Index's were 13.66, 9.92 and 12.06 percent; and the Russell Midcap Growth Index's were 13.04,
4.76 and 8.46 percent.
                                                                            7/06